EXHIBIT 5

                               Form of Application



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

[LOGO] PHOENIX               PHOENIX LIFE INSURANCE COMPANY                                                   PHOENIX ASSET MANAGER
                             REGULAR MAIL: Phoenix Annuity Mail Operations                             VARIABLE ANNUITY APPLICATION
                                           PO Box 8027, Boston MA 02266-8027
                             EXPRESS MAIL: Phoenix Annuity Mail Operations
                                           66 Brooks Drive, Suite 8027, Braintree MA 02184
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ANNUITANT
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Name (Print as desired in contract)

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Social Security Number
                                          [  ][  ][  ]-[  ][  ]-[  ][  ][  ][  ]
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Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
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Address




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City                                            State           ZIP Code

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Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
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JOINT ANNUITANT - (If any)
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Name

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Social Security Number
                                          [  ][  ][  ]-[  ][  ]-[  ][  ][  ][  ]
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Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
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Address




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City                                            State           ZIP Code

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Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
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OWNER - [  ] Individual    [  ] Joint    [  ] Trust    [  ] Other
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Name (Print as desired in contract)

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Social Security Number /
Federal I.D.                                [  ][  ][  ][  ][  ][  ][  ][  ][  ]
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Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
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Address




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City                                            State           ZIP Code

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Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
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JOINT OWNER - (If any)
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Name (Print as desired in contract)

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Social Security Number /
Federal I.D.                                [  ][  ][  ][  ][  ][  ][  ][  ][  ]
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Date of Birth               Relationship to Owner          Sex
                                                                [  ] Male
                                                                [  ] Female
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BENEFICIARY DESIGNATION -
(All to share equally unless otherwise specified)

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                                Name                          Relationship   %
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PLAN TYPE/SOURCE OF FUNDS - (Check payable to "PHOENIX")
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A. Nonqualified
   [ ] Initial                             Amount of Premium  $_______________

   [ ] 1035 Exchange                       Estimated Premium  $_______________

B. Qualified
   [ ] New Contribution
       __________________
             Tax Year                      Amount of Premium  $_______________

       __________________
             Tax Year                      Amount of Premium  $_______________

   [ ] Direct Transfer                     Estimated Premium  $_______________

   [ ] Rollover                            Estimated Premium  $_______________

       Type of Qualified Plan

       [ ] Traditional IRA     [ ] SEP IRA      [ ] Roth IRA      [ ] Simple IRA

       [ ] 403(b) Rollover     [ ] 401(a) Qualified Plan
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DEATH BENEFIT OPTIONS
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[ ] Option 1 - Return of Premium  [ ] Option 2 - Annual Step-Up*

*May not be available for qualified plans
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REPLACEMENT - (Attach appropriate exchange forms)
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Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes  [ ] No

Will this annuity replace any existing life insurance or annuity? [ ] Yes [ ] No

Company ________________________________________________________________________

Contract No. ___________________________________________________________________
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SPECIAL REMARKS
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OL4005NY                                                                    4-02
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SYSTEMATIC WITHDRAWALS
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

All partial withdrawals will be executed on each contract monthly anniversary following receipt of the Systematic Withdrawal request.

The withdrawal amount will be deducted proportionately from the existing Subaccounts.  Withdrawal:  Flat Amount $__________________

[ ] Electronically deposit my payments to Bank Account Number _____________________________________ Bank Routing Number ____________
    ATTACH VOID CHECK.

Federal taxes will automatically be withheld from the requested withdrawal amount at a rate of 10% unless you indicate below a
different percentage or elect not to have taxes withheld:  [ ] Withhold taxes at a rate of ____%    [ ] Do not withhold taxes
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OWNER(S) ACKNOWLEDGEMENTS
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[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

This application and the contract to which it is attached are the entire contract between you and us.

Owner's Signature ___________________________________________ Joint Owner's Signature _____________________________________________

Annuitant's Signature ______________________________________________________________________________________  (if other than owner)

Signed at _________________________________________(City, State)  Date_____________________________________________________________
Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?     [ ] Yes  [ ] No
Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant?  [ ] Yes  [ ] No

Licensed Agent _______________________________________  ____________________________________  _______________________  ____________
               Signature                                Print Name                            Agent ID Number          % Shares

Licensed Agent _______________________________________  ____________________________________  _______________________  ____________
               Signature                                Print Name                            Agent ID Number          % Shares

               _______________________________________  ___________________________________
               Bank or Broker/Dealer Firm               Address

               _______________________________________  ___________________________________
               Date                                     Telephone

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OL4005NY                                                                    4-02